SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2005

NATIONAL LAMPOON, INC.
(Exact name of registrant as specified in Charter)

Delaware	0-15284	95-4053296
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

10850 Wilshire Boulevard, Suite 1000
Los Angeles, California 90024
(Address of Principal Executive Offices)

310-474-5252
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 3.01 Transfer of Listing

On March 11, 2005 National Lampoon, Inc. submitted an application to the American Stock Exchange to list its common stock under the ticker symbol “NLN”. The American Stock Exchange notified National Lampoon, Inc. on July 21, 2005 that its listing application was approved. National Lampoon, Inc.’s common stock ceased trading on the Over the Counter Bulletin Board on August 2, 2005 and began trading on the American Stock Exchange on August 3, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, National Lampoon, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2005
NATIONAL LAMPOON, INC.

	By:	/s/ Douglas S. Bennett
Douglas S. Bennett, President